                                                                    EXHIBIT 10.1

                         STOCKHOLDERS OPTION AGREEMENT


     AGREEMENT, dated as of May 29, 1997 by and among Nitinol Medical Technologies, Inc., a Delaware corporation (the "Purchaser"), Image Technologies Corporation, a Delaware corporation (the "Company"), and the holders (the "Stockholders") of (1) the shares of common stock, $.01 par value per share ("Common Stock") and (2) the warrants to purchase shares of Common Stock ("Warrants"), of the Company listed on Schedule A hereto. All such shares of
                                       ----------
Common Stock, together with the Warrants, are collectively referred to as the "Shares."

     In order to induce the Purchaser to enter into a Series A Preferred Stock Purchase Agreement (the "Series A Purchase Agreement") with the Company of even date herewith, pursuant to which the Purchaser is purchasing certain shares of the Company's Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred"), the Purchaser has requested the Stockholders, and the Stockholders have agreed, to enter into this Agreement.

     The parties hereto agree as follows:

                                   ARTICLE I

                                  STOCK OPTION

     Section 1.1  Grant of Stock Option.  Each of the Stockholders hereby grants
                  ---------------------
to the Purchaser an irrevocable option (the "Option") to purchase all Shares currently owned by such Stockholder as set forth on Schedule A hereto and any
                                                    ----------
additional Shares acquired by such Stockholder (whether by purchase, dividend, stock split, recapitalization or otherwise) after the date of this Agreement (all such Shares being referred to as the "Stockholder's Shares" and, collectively, as the "Stockholder Shares"). The aggregate purchase price payable by the Purchaser for the Stockholder Shares is $24,500,000, to be paid pro rata per Stockholder Share, thirty-two percent (32%) of which shall be paid in cash and the balance of which shall be paid in shares of common stock, $.001 par value per share, of the Purchaser (the "Purchaser Common Stock") (as it may be adjusted pursuant to Section 1.6, collectively, the "Purchase Price"). For purposes of the foregoing, the Purchaser Common Stock shall be valued at the average of the closing prices of Purchaser Common Stock as reported by the Nasdaq National Market System on each of the last ten trading days ending five business days prior to the Closing (as defined below).

     Section 1.2  Exercise of Option.
                  ------------------

     (a) The Option may be exercised by the Purchaser, in whole but not in part, at any time after the date hereof and prior to the Option Extension Deadline (as defined below), subject to extension as provided in this paragraph
(a). No later than April 30, 1999, the Company shall provide the Purchaser with a certificate (the "Certificate") signed by its President certifying as to the Company's cumulative pre-tax losses ("Pre-Tax Losses") for the period from April 1, 1997 through March 31, 1999. In the event such Pre-Tax Losses are in excess of $2,171,000, the Purchaser, in its sole discretion, shall have 30 days following receipt of the Certificate (the end of such 30-day period being referred to herein as the "Option Extension Deadline") to elect to extend the option exercise period for an additional six-month period. For purposes of the foregoing, any amounts accrued by the Company for the payment of bonuses pursuant to Section 3 of the employment agreements of even date herewith between the Company and each of Robert Lee Thompson and James C. Torraco, and any accrued interest on borrowings of the Company under that certain Loan and Security Agreement (the "Loan and Security Agreement") of even date herewith between the Purchaser and the Company, shall not be included in any calculation of Pre-Tax Losses. In the event the Purchaser elects to extend the option exercise period it shall provide written notice to such effect to each of the Stockholders on or before the Option Extension Deadline.

     (b) In the event the Purchaser wishes to exercise the Option for the Stockholder Shares, the Purchaser shall send a written notice (the "Exercise Notice") to the Stockholders specifying the place, the date (not more than 120 days from the date of the Exercise Notice), and the time for the closing of such purchase. The closing of the purchase of Stockholder Shares pursuant to this
Section 1.2(b) (the "Closing") shall occur at the place, on the date and at the time designated by the Purchaser in its Exercise Notice, provided that if, at the date of the Closing herein provided for, the conditions set forth in Sections 1.4 and 1.5 shall not have been satisfied (or waived), the Purchaser may postpone the Closing until a date within five business days after such conditions are satisfied. Any such postponement shall not relieve the Stockholders of any liability for failure to meet the conditions specified in
Section 1.5 hereof.

     (c) The Purchaser shall not be under any obligation to deliver an Exercise Notice and may allow the Option to terminate without purchasing any Stockholder Shares hereunder; provided, however, that once the Purchaser has delivered to the Stockholders an Exercise Notice, subject to the terms and conditions of this Agreement and the satisfaction of the provisions of Section 1.5 hereof, the Purchaser shall be bound to effect the purchase as described in such Exercise Notice.

     Section 1.3  Closing.  At the Closing, (a) each Stockholder shall deliver
                  -------
to the Purchaser (in accordance with the Purchaser's instructions) a certificate or certificates

(the "Certificates") representing the number of such Stockholder's Shares to be purchased at such Closing, duly endorsed or accompanied by stock powers duly executed in blank and (b) the Purchaser shall deliver to such Stockholder (i) a certified or bank cashier's check or checks payable to or upon the order of such Stockholder in the amount set forth opposite such Stockholder's name on Schedule
                                                                        --------
A hereto and (ii) a certificate representing shares of Purchaser Common Stock
-
valued in accordance with Section 1.1.

     Section 1.4  Stockholder Conditions.  The obligation of each Stockholder to
                  ----------------------
sell Stockholder Shares at the Closing is subject to the following conditions:

           (i) The representations and warranties of the Purchaser contained in Article IV shall be true and correct in all material respects on the date thereof as if made on such date.

           (ii) All waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act") applicable to the exercise of the Option shall have expired or been terminated.

           (iii) There shall be no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining the purchase of the Stockholder Shares pursuant to the exercise of the Option.

           (iv)   All Stockholder Shares are purchased at the Closing.

     Section 1.5  Purchaser's Conditions.  The obligation of the Purchaser to
                  ----------------------
purchase the Stockholder Shares at the Closing is subject to the following conditions:

           (i) The representations and warranties of the Stockholders and the Company contained in Article II and Article III, respectively, shall be true and correct in all material respects on the date thereof as if made on such date.

           (ii) All waiting periods under the HSR Act applicable to the exercise of the Option shall have expired or been terminated.

           (iii) There shall be no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining the purchase of the Stockholder Shares pursuant to the exercise of the Option.

           (iv)   The Company shall have complied with its covenants in
Article VI of this Agreement.

     Section 1.6  Adjustment Upon Changes in Capitalization or Merger.
                  ---------------------------------------------------

     In the event of any change in the Company's capital stock by reason of stock dividends, stock splits, mergers, consolidations, recapitalizations, combinations, conversions, exchanges of shares, extraordinary or liquidating dividends, or other changes in the corporate or capital structure of the Company which would have the effect of diluting or changing the Purchaser's rights hereunder, the number and kind of shares or securities subject to the Option and the Purchase Price per Stockholder Share (but not the total Purchase Price) shall be appropriately and equitably adjusted so that the Purchaser shall receive upon exercise of the Option the number and class of shares or other securities or property that the Purchaser would have received in respect of the Stockholder Shares purchasable upon exercise of the Option if the Option had been exercised immediately prior to such event. Each Stockholder shall take such steps in connection with such consolidation, merger, liquidation or other such action as may be necessary to assure that the provisions hereof shall thereafter apply as nearly as possible to any securities or property thereafter deliverable upon exercise of the Option.

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

     Each of the Stockholders severally represents and warrants to the Purchaser as follows:

     Section 2.1   Title to Shares.  Such Stockholder has good and marketable
                   ---------------
title to the Stockholder's Shares free and clear of any and all covenants, conditions, restrictions, voting trust arrangements, liens, charges, encumbrances, options and adverse claims or rights whatsoever. Schedule A
                                                                ----------
attached hereto sets forth a true and correct description of all shares of (and rights to acquire) capital stock of the Company owned by such Stockholder. Schedule B attached hereto is a true and complete list of the stockholders,
----------
optionholders, warrantholders and other security holders of the Company showing
(i) the number of shares of Common Stock, Preferred Stock or other securities or rights of the Company held by each Stockholder as of the date of this Agreement and the consideration paid to the Company, if any, therefore, and (ii) the fully diluted percentage interest in the Company held by each Stockholder, after giving effect to the transactions contemplated hereby and the exercise of all options, warrants or other rights or securities convertible into or exchangeable or exercisable for Common Stock or other securities of the Company

(including shares issued or issuable under the Company's 1997 Stock Option Plan and shares issuable upon exercise of any warrants issued or issuable to Junewicz & Company ("Junewicz," and any such warrants referred to collectively as the "Junewicz Warrants") pursuant to that certain engagement letter dated May 23, 1997 between the Company and Junewicz (the "Junewicz Agreement") and (iii) the number of shares of Common Stock or other securities of the Company issuable upon the exercise of options, warrants or other rights held by each optionholder, warrantholder or rights holder as of the date of this Agreement, together with the grant date, exercise price, vesting schedule and expiration date of each outstanding option, warrant or other right. Except as set forth on Schedule B, there are no shares of Common Stock, preferred stock or other
----------
securities or capital stock of the Company issued or outstanding. Except as set forth on Schedule B attached hereto (i) no subscription, warrant, option,
         ----------
convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding,
(ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

     Section 2.2  Authority.  Such Stockholder has the full right, power and
                  ---------
authority to enter into this Agreement and to transfer, convey and sell to the Purchaser at the Closing the Stockholder's Shares to be sold by such Stockholder hereunder and, upon consummation of the purchase contemplated hereby, the Purchaser will acquire from such Stockholder good and marketable title to such Stockholder's Shares, free and clear of all covenants, conditions, restrictions, voting trust arrangements, liens, charges, encumbrances, options and adverse claims or rights whatsoever. Such Stockholder has duly executed and delivered this Agreement and this Agreement constitutes the valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms. The execution of and performance of the transactions contemplated by this Agreement and compliance with its provisions by such Stockholder will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, the Certificate of Incorporation or By-Laws of the Company (each as amended to date) or any agreement or instrument to which such Stockholder is a party or by which he or any of his properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to such Stockholder.

     Section 2.3  Government Consents.  No consent, approval, order or
                  -------------------
authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of such Stockholder or the Company in connection with the execution and delivery of this Agreement or the transactions to be consummated at the Closing, as contemplated by this Agreement (except that the pre-merger notification provisions of the HSR Act may apply).

     Section 2.4  Litigation.  Such Stockholder is not a party to, subject to or
                  ----------
bound by any agreement or any judgment, order, writ, prohibition, injunction or degree of any court or other government body, and there is no action, suit or proceeding or governmental inquiry or investigation pending which would prevent the execution or delivery of this Agreement by such Stockholder or the transfer, conveyance and sale of the Stockholder's Shares to be sold by such Stockholder to the Purchaser pursuant to the terms hereof.

     Section 2.5  Brokers.  No broker or finder has acted for such Stockholder
                  -------
in connection with this agreement or the transactions contemplated hereby, except that, pursuant to the Junewicz Agreement, a true and correct copy of which is attached hereto as Exhibit C, the Company has retained Junewicz in
                            ---------
connection with the transactions contemplated by this Agreement and, except for compensation due to Junewicz, no broker or finder is entitled to any brokerage or finder's fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of such Stockholder.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchaser as follows:

     Section 3.1  Authority.  The execution, delivery and performance by the
                  ---------
Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms. The execution of and performance of the transactions contemplated by this Agreement and compliance with its provisions by the Company will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, its Certificate of Incorporation or By-Laws (each as amended to date) or any indenture, lease, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company.

     Section 3.2  Capitalization.  The authorized capital stock of the Company
                  --------------
(immediately prior to the Closing) consists of 5,000,000 shares of common stock, $0.01 par value per share (the "Common Stock"), of which 1,139,680 shares are issued and outstanding, and 1,000,000 shares of Preferred Stock, $0.01 par value per share, all of which 1,000,000 shares have been designated as Series A Preferred, none of which shares is issued or outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The total number of shares of Common Stock that may be issued under the 1997 Stock Option Plan is 200,000, of which no shares are issuable pursuant to outstanding stock options. No options to be issued pursuant to the 1997 Stock Option Plan will vest or become exercisable prior to the expiration of the Option. Except as set forth in Exhibit B hereto, (i) no
                                                     ---------
subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

     Section 3.3  Government Consents.  No consent, approval, order or
                  -------------------
authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement, or the transactions to be consummated at the Closing, as contemplated by this Agreement, except such filings as shall have been made prior to and shall be effective on and as of the Closing (except that the pre-merger notification provisions of the HSR Act may apply).

     Section 3.4  Litigation.  There is no action, suit or proceeding, or
                  ----------
governmental inquiry or investigation, pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company, which questions the validity of this Agreement or the right of the Company to enter into it.

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to each of the Stockholders that the Purchaser has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby (i) have been duly authorized by the Board of Directors of the Purchaser and no other corporate action on the part of the Purchaser is necessary to authorize the execution, delivery or performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby and (ii) will not result in a violation of any order, writ, injunction, decree, statute, rule or regulation applicable to the Purchaser (except that the pre-merger notification requirements of the HSR Act may apply). This Agreement has been duly executed and delivered by the Purchaser and is a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

                                   ARTICLE V

                         COVENANTS OF THE STOCKHOLDERS

     Each of the Stockholders hereby covenants and agrees that:

     Section 5.1  No Proxies for or Encumbrances on Stockholder Shares.  Except
                  ----------------------------------------------------
as provided in this Agreement, such Stockholder shall not during the term of this Agreement, without the prior written consent of the Purchaser, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Stockholder Shares or
(ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Shares. Such Stockholder shall not seek or solicit any such sale, assignment, transfer, encumbrance or other disposition or any such contract, option or other arrangement or assignment or understanding and agrees to notify the Purchaser promptly and to provide all details requested by the Purchaser if such Stockholder shall be approached or solicited, directly or indirectly, by any person with respect to any of the foregoing.

     Section 5.2  No Shop.  Such Stockholder shall not directly or indirectly
                  -------
(i) solicit, initiate or encourage (or authorize any person to solicit, initiate or encourage) any inquiry, proposal or offer from any person to acquire the business, property or capital stock of the Company or any direct or indirect subsidiary thereof, or any acquisition of a substantial equity interest in, or a substantial amount of the assets of, the Company or any direct or indirect subsidiary thereof, whether by merger, purchase of assets, tender offer or other transaction or (ii) participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other person to do or seek any of the foregoing. Such Stockholder shall promptly advise the Purchaser of the terms of any communications it may receive relating to any of the foregoing.

     Section 5.3  Conduct of Stockholders.  Such Stockholder will not (i) take,
                  -----------------------
agree or commit to take any action that would make any representation and warranty of such Stockholder hereunder inaccurate in any respect as of any time prior to the termination of this Agreement or (ii) omit, or agree or commit to omit, to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

     The Company hereby covenants and agrees that during the term of this Agreement, the Company shall not, without the prior written consent of the
Purchaser:

     (a) authorize or issue, or enter into any agreement for the issuance of, any shares of any class or series of stock of the Company or any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or any capital stock or other capital stock or securities of the Company or any evidence of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable or exercisable for Common Stock of the Company other than (i) up to an aggregate of 200,000 shares of Common Stock issued pursuant to the Company's 1997 Stock Option Plan as in effect on the date hereof, (ii) shares of Series A Preferred (and shares of Common Stock of the Company issuable upon conversion thereof) issuable pursuant to the Series A Purchase Agreement, (iii) shares of Series A Preferred (and shares of Common Stock of the Company issuable upon conversion thereof) issued pursuant to the Loan and Security Agreement and (iv) the Junewicz Warrants and shares of Common Stock issuable upon exercise of the Junewicz Warrants;

     (b) grant or award any option pursuant to the 1997 Stock Option Plan that vests or becomes exercisable prior to the expiration of the Option or accelerate the vesting of any such option prior to the expiration of the Option;

     (c) grant or award any option pursuant to the 1997 Stock Option Plan to either of Robert Lee Thompson or James C. Torraco;

     (d) create, incur, assume, guarantee or become liable, contingently or otherwise with respect to any indebtedness or obligation, other than pursuant to the Loan and Security Agreement or in the ordinary course of business consistent with past practice;

     (e) create, incur or allow to be created or exist any lien, encumbrance, mortgage, pledge or other security interest of any kind upon any of its assets except (i) liens securing the obligations of the Company under the Loan and Security Agreement, (ii) liens securing taxes or governmental charges not yet due, or (iii) liens described on Schedule D hereto; or
                                 ----------

     (f) enter into any agreement or arrangement relating to the patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, copyright registrations and licenses or other product rights necessary for the conduct of the Company's business as conducted and as proposed to be conducted which could adversely affect the Company's ownership interest or rights therein.

                                  ARTICLE VII

                        PURCHASER RIGHT OF FIRST REFUSAL

     (a) In the event the Purchaser does not exercise the Option, then, in such event, during the 12-month period commencing on the date of expiration of the Option, the Company shall not enter into any agreement for the (i) sale of all or substantially all of the capital stock of the Company, (ii) merger of the Company with or into, or the consolidation of the Company with, any other corporation, or any similar combination with any other corporation or (iii) sale, lease or disposition of all or substantially all of the Company's properties or assets (any such transaction referred to as a "Purchase Transaction"), unless in each such case the Company shall have first complied with this Agreement. The Company shall deliver to the Purchaser a written notice of any proposed or intended Purchase Transaction (the "Offer"), which Offer shall (i) identify and describe in reasonable detail the terms of the proposed Purchase Transaction, (ii) describe in reasonable detail the price and other terms of the proposed Purchase Transaction, (iii) identify by name the persons or entities that will be parties to the proposed Purchase Transaction, and (iv) offer to enter into an agreement with the Purchaser on the same terms and conditions as the proposed Purchase Transaction. The Purchaser shall have the right, for a period of sixty (60) days following receipt of such Offer, to exercise its right to enter into an agreement with the Company on the same terms and conditions specified in the Offer. The Offer by its term shall remain open and irrevocable for such 60-day period.

     (b) To accept the Offer, the Purchaser must deliver a written notice to the Company, prior to the end of the 60-day period, setting forth its desire to enter into an agreement with the Company at the price and upon the other terms specified in the Offer.

     (c) The obligation of the Purchaser to enter into an agreement with the Company pursuant to the provisions of this Article VII is subject in all cases to the preparation, execution and delivery by the Company and the Purchaser of definitive agreements relating to such transaction reasonably satisfactory in form and substance to the Purchaser and its counsel. Each party agrees to negotiate diligently and in good faith to enter into such definitive agreements.

     (d) The rights of the Purchaser under this Article VII shall only apply in the event that the proposed Purchase Transaction is related to, results from or follows any change, modification or amendment of, or waiver of rights under, the License Agreement of even date herewith by and between the Company and Robert Lee Thompson.

                                 ARTICLE VIII

                                 MISCELLANEOUS

     Section 8.1  Expenses.  All costs and expenses incurred in connection with
                  --------
this Agreement shall be paid by the party incurring such cost or expense.

     Section 8.2  Further Assurances.  The Purchaser and the Stockholders will
                  ------------------
each execute and deliver or cause to be executed and delivered all further documents and instruments and use their respective best efforts to secure such consents and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby or to enable the Purchaser and any assignee to exercise and enjoy all benefits and rights of the Stockholders with respect to the Option and the Stockholder Shares.

     Section 8.3  Additional Agreements.  Subject to the terms and conditions of
                  ---------------------
this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement.

     Section 8.4  Specific Performance.  The parties hereto agree that the
                  --------------------
Purchaser may be irreparably damaged if for any reason any Stockholder fails to sell such Stockholder's Shares (or other securities deliverable pursuant to Section 1.6) upon exercise of the Option or to perform any of its other obligations under this Agreement, or if the Company fails to perform any of its obligations under Article VII of this Agreement, and that the Purchaser would not have any adequate remedy at law for money damages in such event. Accordingly, the Purchaser shall be entitled to specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by each Stockholder and to enforce the performance of Article VII of this Agreement by the Company. This provision is without prejudice to any other rights that the Purchaser may have against any Stockholder for any failure to perform its obligations under this Agreement.

     Section 8.5   Notices.  All notices, requests, consents and other
                   -------
communications under this Agreement shall be in writing and shall be delivered by hand, sent by fax or nationally recognized overnight courier or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at 27 Wormwood Street, Boston, Massachusetts 02210,
Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchaser with a copy to Peter B. Finn, Esq., Rubin and Rudman LLP, 50 Rowes Wharf, Boston, Massachusetts 02110;

     If to a Stockholder, at his address set forth on Schedule A to this
                                                      ----------
Agreement or at such other address or addresses as may have been furnished in writing by such Stockholder to the Purchaser, with a copy to Peter B. Finn, Esq., Rubin and Rudman LLP, 50 Rowes Wharf, Boston, Massachusetts 02110; or

     If to the Purchaser, at Nitinol Medical Technologies, Inc., 27 Wormwood Street, Boston, Massachusetts 02210, or at such other address as may have been furnished to the Company and the Stockholders in writing by the Purchaser, with a copy to Steven D. Singer, Esq., Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

     Notices provided in accordance with this Section 8.5 shall be deemed given
(1) when received, if sent by hand, (2) when received, if sent by fax prior to 5:00 p.m. local time at the place received (otherwise on the next following business day), (3) one business day after delivery to a nationally recognized overnight courier service, and (4) three business days after deposit in the U.S. mail, first class certified or registered, postage prepaid.

     Section 8.6  Survival of Representations and Warranties.  All
                  ------------------------------------------
representations and warranties contained in this Agreement shall survive delivery of and payment for the Stockholder Shares.

     Section 8.7  Amendments; Termination.  Any term of this Agreement,
                  -----------------------
including the allocation of the Purchase Price between cash and Purchaser Common Stock set forth in Section 1.1, may be amended or modified and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactivity or prospectively), with the written consent of the Purchaser, the Company and Stockholders holding at least a majority of the Shares. Any amendment, modification or waiver effected in accordance with this
Section 8.7 shall be binding upon each Stockholder, the Company and the Purchaser. This Agreement may be terminated upon written consent of the parties hereto.

     Section 8.8  Successors and Assigns.  The provisions of this Agreement
                  ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that the Purchaser may assign its rights and obligations to any affiliate of the Purchaser and provided, further, that no Stockholder may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the Purchaser.

     Section 8.9  Governing Law.  This Agreement shall be construed in
                  -------------
accordance with and governed by the laws of the Commonwealth of Massachusetts without giving effect to the principles of conflicts of laws thereof.

     Section 8.10  Counterparts; Effectiveness.  This Agreement may be signed in
                   ---------------------------
any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instruments. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

     Section 8.11  Obligations Separate.  The obligations of the Stockholders
                   --------------------
hereunder are several and not joint.


             * * * Remainder of page intentionally left blank * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                PURCHASER:

                                NITINOL MEDICAL TECHNOLOGIES, INC.


                                By:  /s/Thomas M. Tully
                                   ----------------------------------
                                     Name:   Thomas M. Tully
                                     Title:  President

                                COMPANY:

                                IMAGE TECHNOLOGIES CORPORATION


                                By:  /s/Robert Lee Thompson
                                   ----------------------------------
                                     Name:  Robert Lee Thompson
                                     Title:  President

                                STOCKHOLDERS:


                                /s/Robert Lee Thompson
                                ------------------------------------
                                Robert Lee Thompson


                                /s/James C. Torraco
                                ------------------------------------
                                James C. Torraco


                                /s/William C. Clayborn
                                ------------------------------------
                                Dean Witter f/b/o William C. Clayborn


                                /s/William L. Clayborn
                                ------------------------------------
                                William L. Clayborn


                                /s/Lisa L. Williams
                                ------------------------------------
                                Lisa L. Williams

                                /s/ Ryan G. Williams
                                -------------------------------------
                                Ryan G. Williams


                                /s/ Joseph A. Staley
                                -------------------------------------
                                Joseph A. Staley


                                /s/ Ken A. Cornelius
                                -------------------------------------
                                Ken A. Cornelius


                                /s/ William R. Ross
                                -------------------------------------
                                William R. Ross


                                /s/ Ronald G. Williams
                                -------------------------------------
                                Ronald G. Williams


                                /s/ Laura Ann and /s/ James Robertson
                                -------------------------------------
                                Laura Ann and James Robertson


                                /s/ Bjorn R. Koritz
                                -------------------------------------
                                Bjorn R. Koritz


                                /s/ Robert Lee Thompson, Jr.
                                -------------------------------------
                                Robert Lee Thompson, Jr.


                                /s/ Michael Meyers
                                -------------------------------------
                                Michael Meyers


                                /s/ Evan Ratner
                                -------------------------------------
                                Evan Ratner


                                /s/ Herb Feldman
                                -------------------------------------
                                Herb Feldman

                                /s/ Steven Kantor
                                ------------------------------------
                                Steven Kantor


                                /s/ Mark Von Kreuter
                                ------------------------------------
                                Mark Von Kreuter


                                DELAWARE GUARANTY & TRUST, F.B.O.
                                 JOHN P. CURRAN IRA


                                By:  /s/ John P. Curran
                                   ---------------------------------
                                     Name:  John P. Curran


                                CURRAN PARTNERS L.P.


                                By: /s/ John P. Curran
                                   ---------------------------------
                                     Name:  John P. Curran
                                     Title:    General Partner


                                /s/ J. Mark Junewicz
                                ------------------------------------
                                J. Mark Junewicz


                                JUNEWICZ & CO., INC.


                                By:  /s/ J. Mark Junewicz
                                   ---------------------------------
                                     Name:  J. Mark Junewicz
                                     Title:    President

                               Schedule A
                               ----------

                                            Number of
Name and Address                            Stockholder
of Stockholder                              Shares/1/
----------------                            -----------
Robert Lee Thompson                           412,385
8334 Dogwood Lane
Rogers, AK  72756

James C. Torraco                              201,646
3 Sewell Court
Medfield, MA  02052

Dean Witter f/b/o William L. Clayborn         200,000
Nations Security Bank
901 Main Street
22nd Floor
Dallas, TX  75202

William L. Clayborn                            36,375
P.O. Box 610167
Dallas, TX  75261

Lisa L. Williams                               16,666
123 Seminole Drive
Trophy Club, TX  76262

Ryan G. Williams                               16,666
123 Seminole Drive
Trophy Club, TX  76262

Joseph A. Staley                               50,000
104 Forest Hill Drive
Trophy Club, TX  76262

Ken A. Cornelius                                5,556
2501 Kensington Place
Collegeville, TX  76034


----------------------

/1/ Represents shares of Common Stock of the Company unless otherwise indicated.


William R. Ross                                 5,556
1008 Trophy Club Drive
Trophy Club, TX  76262

Ronald G. Williams, President                  16,668
Instramed Surgical Associates, Inc.
602 Front Street
Roanoke, TX  76261

Laura Ann and James Robertson                  25,000
11710 Pleasant Ridge Terrace
Apt. 1411
Little Rock, AK  72212

Bjorn R. Koritz                                40,000
48 Old Mill Road
Greenwich, CT  06831

Robert Lee Thompson, Jr.                       25,000
8334 Dogwood Lane
Rogers, AR  72756

Michael Meyers                                 10,571
215 East 68th Street
Apt. 11K
New York, NY  10021

Evan Ratner                                     3,571
105 Giordano Drive
West Orange, NJ  07052

Herb Feldman                                    7,142
215 East 68th Street
Apt. 29C
New York, NY  10021

Steven Kantor                                   7,142
175 East 74th Street, Apt. 11C
New York, NY  10021

Mark von Kreuter                                3,571
124 Goodwives River Road
Darien, CT  06820



Delaware Guaranty & Trust,                     15,031
 F.B.O. John P. Curran IRA
237 Park Avenue
Suite 900
New York, NY  10017

Curran Partners L.P.                           30,063
237 Park Avenue
Suite 900
New York, NY  10017

Mark Junewicz                                  11,071
288 Park Avenue, Apt. 6C
New York, NY  10128

Junewicz & Company                         Warrant to
Suite 2000                                   purchase
45 Rockefeller Plaza                           17,737
New York, NY  10111                         shares of
                                               Common
                                             Stock/2/

                                            =========
                           Total:           1,157,417

----------------------

/2/ In the event the Purchaser converts the principal amount borrowed by the Company under the Loan and Security Agreement into additional shares of Series A Preferred, Junewicz & Company shall be entitled to receive a warrant to purchase a number of shares of Common Stock equal to 5% of the number of additional shares of Series A Preferred issued to the Purchaser. If the principal amount of the loan equals $2,000,000 and such principal amount is converted into additional shares of Series A Preferred, Junewicz shall be entitled to receive a warrant to purchase 27,405 shares of Common Stock of the Company.

                                                                      Schedule B
                                                                      ----------

                         IMAGE TECHNOLOGIES CORPORATION

                  SCHEDULE OF STOCKHOLDERS AND OPTIONHOLDERS

                                 MAY 29, 1997


=====================================================================================================================
    NAME        CERT.    NUMBER OF      CONSIDER-   DATE        NUMBER OF       DATE      NUMBER OF      PERCENTAGE
                NO.      SHARES OF      ATION       ISSUED      SHARES OF       ISSUED    SHARES         OWNERSHIP
                         COMMON         PAID PER                SERIES A                  UNDERLYING     ON A FULLY
                         STOCK          SHARE                   PREFERRED                 THE            DILUTED
                         OUTSTANDING                            STOCK                     WARRANT        BASIS/2/
                                                                OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
Robert Lee        C-1     412,385/1/    Cash and    5/29/97                                              27.54
Thompson                                Services
                                        Rendered
---------------------------------------------------------------------------------------------------------------------
James C.          C-2     201,646/1/    Cash and    5/29/97                                              14.22
Torraco                                 Services
                                        Rendered
---------------------------------------------------------------------------------------------------------------------
Dean Whitter      C-3     200,000        $1.00      5/29/97                                              14.21
F/B/O William
L. Clayborn
---------------------------------------------------------------------------------------------------------------------

------------------------

/1/ Represents the number of shares remaining after the redemption of an aggregate of 45,094 shares of Common Stock represented by Stock Certificates No. C-22 and C-23, pursuant to a certain Redemption Agreement of even date entered into with Nitinol Medical Technologies, Inc.

/2/ Represents the individual percentage ownership after taking into account to conversion of the outstanding preferred stock and the exercise of the warrant issued to Junewicz & Co., Inc. to purchase 17,737 shares of Common Stock.


=====================================================================================================================
    NAME        CERT.    NUMBER OF      CONSIDER-   DATE        NUMBER OF       DATE      NUMBER OF      PERCENTAGE
                NO.      SHARES OF      ATION       ISSUED      SHARES OF       ISSUED    SHARES         OWNERSHIP
                         COMMON         PAID PER                SERIES A                  UNDERLYING     ON A FULLY
                         STOCK          SHARE                   PREFERRED                 THE            DILUTED
                         OUTSTANDING                            STOCK                     WARRANT        BASIS/2/
                                                                OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
William L.        C-4      36,375        $1.00      5/29/97                                               2.53
Clayborn
---------------------------------------------------------------------------------------------------------------------
Lisa L.           C-5      16,666        $3.19      5/29/97                                               1.22
Williams
---------------------------------------------------------------------------------------------------------------------
Ryan G.           C-6      16,666        $3.19      5/29/97                                               1.22
Williams
---------------------------------------------------------------------------------------------------------------------
Joseph A.         C-7      50,000        $3.19      5/29/97                                               3.43
Staley
---------------------------------------------------------------------------------------------------------------------
Ken A.            C-8       5,556        $3.19      5/29/97                                               0.40
Cornelius
---------------------------------------------------------------------------------------------------------------------
William R.        C-9       5,556        $3.19      5/29/97                                               0.40
Ross, Jr.
---------------------------------------------------------------------------------------------------------------------
Ronald G.        C-10      16,668        $3.19      5/29/97                                               1.12
Williams
---------------------------------------------------------------------------------------------------------------------
Laura Ann        C-11      25,000        $3.19      5/29/97                                               1.77
and James
Robertson
---------------------------------------------------------------------------------------------------------------------
Bjorn R.         C-12      40,000       Services    5/29/97                                               2.77
Koritz                                  Rendered
---------------------------------------------------------------------------------------------------------------------
Robert Lee       C-13      25,000        $3.19      5/29/97                                               1.77
Thompson, Jr.
---------------------------------------------------------------------------------------------------------------------

                                    Page 3

====================================================================================================================================

      NAME            CERT.     NUMBER OF      CONSIDERATION        DATE        NUMBER OF       DATE        NUMBER OF     PERCENTAGE
                      NO.       SHARES         PAID PER             ISSUED      SHARES OF       ISSUED      SHARES        OWNERSHIP
                                COMMON         SHARE                            SERIES A                    UNDERLYING    ON A FULLY
                                STOCK                                           PREFERRED                   THE           DILUTED
                                OUTSTANDING                                     STOCK                       WARRANT       BASIS/2/
                                                                                OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
Michael              C-14         10,571        $7.00               5/29/97                                                 0.80
Myers
------------------------------------------------------------------------------------------------------------------------------------
Evan Ratner          C-15          3,571        $7.00               5/29/97                                                 0.20
------------------------------------------------------------------------------------------------------------------------------------
Steven Kantor        C-16          7,142        $7.00               5/29/97                                                 0.40
------------------------------------------------------------------------------------------------------------------------------------
Herb Feldman         C-17          7,142        $7.00               5/29/97                                                 0.40
------------------------------------------------------------------------------------------------------------------------------------
Mark Von             C-18          3,571        $7.00               5/29/97                                                 0.20
Kreuter
------------------------------------------------------------------------------------------------------------------------------------
Delaware             C-19         15,031        $6.65               5/29/97                                                 0.10
Guaranty &
Trust, F/B/O
John P.
Curran IRA
------------------------------------------------------------------------------------------------------------------------------------
Curran               C-20         30,063        $6.65               5/29/97                                                 0.30
Partners,
L.P.
------------------------------------------------------------------------------------------------------------------------------------
J. Mark              C-21         11,071      Services              5/29/97                                                 0.81
Junewicz                                      Rendered
------------------------------------------------------------------------------------------------------------------------------------
Nitinol              P-1           -0-          $6.65               5/29/97      345,722        5/29/97                    23.00
Medical
Technologies,
Inc.
------------------------------------------------------------------------------------------------------------------------------------


=================================================================================================================================
      NAME         CERT.          NUMBER OF       CONSIDER      DATE      NUMBER OF       DATE        NUMBER OF      PERCENTAGE
                   NO.            SHARES OF       -ATION        ISSUED    SHARES OF       ISSUED      SHARES         OWNERSHIP
                                  COMMON          PAID PER                SERIES A                    UNDERLYING     ON A FULLY
                                  STOCK           SHARE                   PREFERRED                   THE            DILUTED
                                  OUTSTANDING                             STOCK                       WARRANT        BASIS/2/
                                                                          OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------------
Warrant             J-1              -0-             $6.65         --        --            5/29/97     17,737          1.19
Issued to
Junewicz &
Co., Inc.
=================================================================================================================================
                           TOTAL          1,139,680                         345,722                    17,737         100.00%
                           =====          =========                         =======                    ======         =======

                                 OPTIONHOLDERS
                                 -------------

1) Warrant granted to Junewicz & Co., Inc. to purchase 17,737 shares of Common Stock at $6.65 per share prior to May 28, 2002. In addition, a warrant to purchase up to 27,405 shares of Common Stock will be issued in the event that any monies borrowed pursuant to the Loan and Security Agreement and footnote Number 2 set forth on Page A-3 of the Stockholders Option Agreement dated as of May 28, 1997.


2) The Company has established the 1997 Stock Option Plan and reserved a total of 200,000 shares for the issuance of grants in accordance with the terms of the Stock Option Plan. To date, no options has been granted.

               [LETTERHEAD OF JUNEWICZ & CO., INC. APPEARS HERE]

                                                        May 23, 1997

Image Technologies Corporation
1909 Central Drive, Suite 302
Bedford, TX 76021

Attention:   Mr. R. Lee Thompson
             President and CEO
Gentlemen:

     This letter agreement (the "Agreement") will confirm the arrangement under which Junewicz & Co., Inc. ("Junewicz") has been engaged by Image Technologies Corporation (the "Company") to act as its exclusive financial advisor in connection with the transactions being contemplated with Nitinol Medical Technologies, Inc. ("Nitinol").

     As the Company's financial advisor, Junewicz has introduced the Company and other investors to Nitinol and has assisted the Company in structuring and negotiating the transactions being contemplated with Nitinol.

     The Company and Junewicz further agree as follows:

1.   Transactions Contemplated with Nitinol
     --------------------------------------

     The transactions being contemplated between the Company, R. Lee Thompson ("Thompson"), James C. Torraco ("Torraco") and Nitinol, Curran Capital Management and John P. Curran (collectively "Curran") are as follows:

     At the first closing, the following transactions will occur:

     a) Nitinol will purchase $2.3 million of Series A Preferred Stock ("Preferred Stock") from the Company ("Transaction 1a");

     b) Curran will purchase $300,000 of Common Stock ("Common Stock") from the Company ("Transaction 1b"); and

     c) The Company will purchase $300,000 of Common Stock from Thompson and Torraco ("Transaction 1c").

     Subsequent to the first closing, the following transactions may occur:

     d) Nitinol will provide a credit line to the Company of up to $2.0 million of senior debt (the "Revolving Credit Loan"). Nitinol will have the right to convert all or any portion of the amount drawn down under the Revolving Credit Line into additional shares of Preferred Stock of the Company. Nitinol may also, at any time during the Option Period (defined as the period during Nitinol may exercise its option to purchase all of the outstanding capital stock of the Company pursuant to the Stockholders Option Agreement (the "Purchase Option")), convert all or any

Image Technologies Corporation
May 23, 1997
Page 2


           portion of any undrawn amounts under the Revolving Credit Loan into additional shares of Preferred Stock of the Company ("Transaction 1d").

     e) Nitinol will have the option to purchase all remaining shares of the Company for an additional $24.5 million at any time during the Option Period ("Transaction 1e").

2.   Fees and Expenses
     -----------------

     In consideration for its services hereunder, Junewicz shall receive 7,500 shares of the Company's Common Stock as a retainer payment. Such shares shall be issued on or before the closing of Transactions 1a, 1b and 1c. In addition, Junewicz shall be entitled to receive the following indicated compensation from the indicated obligors at the closing of the respective transactions:

     a) The Company shall pay to Junewicz a cash fee equal to 5% of the gross proceeds of any sale of Preferred Stock by the Company to Nitinol. In addition, the Company shall issue to Junewicz an amount of warrants equal to 5% of the number of shares of Preferred Stock sold by the Company to Nitinol, less the number of shares of Common Stock redeemed by the Company from Thompson and Torraco in Transaction 1c. (Transactions 1a and 1d)

     b) The Company shall pay to Junewicz a cash fee equal to 6% of the gross proceeds of any sale of Common Stock by the Company to Curran or other investors originated by Junewicz. In addition, the Company shall issue to Junewicz an amount of warrants equal to 6% of the number of shares of Common Stock sold by the Company to Curran or other investors originated by Junewicz. (Transaction 1b)

     c) If Nitinol purchases the remaining shares of the Company, the Company agrees to pay Junewicz an additional cash transaction fee equal to 2.0% of the Aggregate Consideration paid to the Company's shareholders up to $25 million, and 1.5% of the Aggregate Consideration on the portion greater than $25 million. (Transaction
           1e)

     The warrants (to purchase Common Stock) issued to Junewicz under Transactions 1a, 1b and 1d shall have an exercise price equal to the price paid for the Preferred Stock or Common Stock by Nitinol, Curran or other investors originated by Junewicz and shall be exerciseable at any time for a period of five years from the date of the respective transactions. In the event of (i) an initial public offering by the Company, or (ii) a reorganization, merger or sale of the Company, the Company shall permit the "cashless exercise" of any warrants granted to Junewicz in this Paragraph (i.e., the exercise of the warrants without payment of the exercise price in cash with the result that Junewicz receives upon exercise cash representing the difference between the exercise price of the warrants and the initial public offering or sale price of the Common Stock without requiring Junewicz to pay the exercise price in cash).

     For purposes of this agreement, the term "Aggregate Consideration" shall mean the total fair market value (on the date of payment) of all consideration (including cash, securities, property, all remaining debt on the Company's financial statements and other indebtedness and obligations assumed by Nitinol and any other form of consideration) paid or payable, or otherwise distributed, directly or indirectly, to the Company or its security holders in connection with Transaction 1e. In addition to the foregoing compensation, the Company shall reimburse Junewicz promptly

Image Technologies Corporation
May 23, 1997
Page 3


upon request, for its reasonable out-of-pocket expenses, which may include fees and disbursements of its legal counsel.

3.   Indemnification
     ---------------

     The Company jointly and severally agree to indemnify Junewicz in accordance with the indemnification provisions (the "Indemnification Provisions") as set forth in Annex A to this Agreement, which is incorporated by reference into this Agreement.

4.   Prior Representation of Nitinol by Junewicz
     -------------------------------------------

     The Company has been advised that Junewicz has performed investment banking services for Nitinol within the past two years and has a continuing personal and business relationship with Nitinol, its executive officers and with J.H. Whitney & Co., a major shareholder of Nitinol. In addition, the Company was advised after the engagement of Junewicz but before the execution of any definitive agreements relating to the transactions discussed herein that Junewicz holds 99,660 warrants in Nitinol. The Company hereby expressly consents to Junewicz, representation of the Company notwithstanding the information set forth in this Paragraph. In particular, the information that is set forth in this Paragraph shall not constitute gross negligence or willful misconduct by Junewicz within the meaning set forth in Annex A.

5.   Governing Law and Other Matters
     -------------------------------

     This agreement shall be governed by and construed in accordance with the Laws of the State of New York without regard to the conflict of laws principles thereof.

     Neither this Agreement nor any written advice (written or oral) rendered by Junewicz in connection with this Agreement may be disclosed to any third party or circulated or referred to publicly without the prior written consent of Junewicz.

     Please confirm that the foregoing is in accordance with your understanding by signing and returning the enclosed duplicate copy of this Agreement, which shall thereupon constitute a binding agreement as of the date set forth above.

                                        Very truly yours,

                                        JUNEWICZ & CO., INC.

                                        By: /s/ J. Mark Junewicz
                                           -------------------------------
                                                J. Mark Junewicz

Confirmed and Agreed to this 23 day of May, 1997:

IMAGE TECHNOLOGIES CORPORATION


By:  /s/ Robert Lee Thompson
     ------------------------------------
     R. Lee Thompson
     President & Chief Executive Officer

Image Technologies Corporation
May 23, 1997

                                    Annex A

In the event that Junewicz becomes involved in any capacity in any action, proceeding or investigation brought by or against any person including stockholders of the Company, in connection with any matter referred to in this Agreement, the Company periodically will reimburse Junewicz for its legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith. The Company also will indemnify and hold harmless against any losses, claims, damages, expenses or liabilities to any such person in connection with any matter referred to in this Agreement, except to the extent that any loss, claim, damage or liability is judicially determined to have resulted primarily from the gross negligence or willful misconduct of Junewicz in performing the services that are the subject of this Agreement. If for any reason the foregoing indemnification is unavailable to Junewicz or insufficient to hold it harmless, then the Company shall contribute to the amount paid or payable by Junewicz as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative benefits of the Company and the other stockholders on one hand and Junewicz on the other hand in the matters contemplated by this Agreement, as well as the relative fault of the Company on the one hand and Junewicz on the other hand with respect to such loss, claim, damage or liability and any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, including, without limitation, any liability which the Company may have to Junewicz pursuant to the Agreement and shall extend upon the same terms and conditions to the controlling person of Junewicz, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of the Company, Junewicz, any such affiliate and any such person. The Company also agrees that neither Junewicz nor its control person shall have any liability to the Company or the stockholders of the Company for or in connection with any matter referred to in this Agreement except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company are judicially determined to have resulted primarily from the gross negligence or willful misconduct of Junewicz in performing the services that are subject to this Agreement. The foregoing provisions shall survive any termination or completion of the engagement provided by this Agreement and this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof. The Company agrees that they will not settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder unless such settlement, compromise or consent includes an unconditional release of Junewicz and the controlling person of Junewicz from all liability arising out of such claim, action, suit or proceeding.

                                   Schedule D
                                   ----------

                                Permitted Liens

     NONE, except for $102,808.00 due at the closing to individual lenders, including $15,000.00 due to Robert Lee Thompson.